UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08167

Exact name of registrant as specified in charter:	Dryden Small-Cap Core
Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

FUND TYPE

Small-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Small-Cap Core Equity Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.58%; Class Z, 0.83%. Net operating expenses apply to: Class A, 1.11%; Class B, 1.83%; Class C, 1.83%; Class R, 1.33%; Class Z, 0.83%, after contractual reduction for Class A through 2/28/2008 and Class R through 2/28/2009.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–36.76%	7.14%	64.93%	—
Class B	–37.18	3.27	53.10	—
Class C	–37.18	3.27	53.10	—
Class R	–36.85	N/A	N/A	–33.37% (1/12/07)
Class Z	–36.54	8.54	69.29	—
S&P SmallCap 600 Index[2]	–32.44	17.77	98.77	**
Lipper Small-Cap Core Funds Avg.[3]	–36.97	5.74	88.99	***

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–24.44%	7.02%	7.44%	—
Class B	–24.58	7.28	7.25	—
Class B—Return After Taxes on Distribution	–24.58	7.28	7.18	—
Class B—Return After Taxes on Distribution and Sale of Fund Shares	–15.98	6.31	6.36	—
Class C	–21.40	7.43	7.25	—
Class R	–20.17	N/A	N/A	–9.35% (1/12/07)
Class Z	–19.83	8.52	8.33	—
S&P SmallCap 600 Index[2]	–13.82	9.89	10.05	**
Lipper Small-Cap Core Funds Avg.[3]	–18.73	7.35	8.87	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed in the United States.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P SmallCap 600 Index Closest Month-End to Inception cumulative total return as of 10/31/08 is –26.66% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total return as of 9/30/08 is –4.75% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/08 is –32.41% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/08 is –8.78% for Class R.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Small-Cap Core Equity Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/08
Unit Corp., Energy Equipment & Services	1.1%
Atmos Energy Corp., Gas Utilities	1.1
Cubist Pharmaceuticals, Inc., Biotechnology	1.1
National Penn Bancshares, Inc., Commercial Banks	1.0
SEACOR Holdings, Inc., Energy Equipment & Services	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/08
Commercial Banks	7.5%
Real Estate Investment Trusts	5.6
Healthcare Equipment & Supplies	5.2
Healthcare Providers & Services	4.7
Specialty Retail	4.3

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Small-Cap Core Equity Fund’s Class A shares declined 36.76% for the 12-month reporting period ended October 31, 2008, trailing the 32.44% decline of the S&P SmallCap 600 Index (the Index); the Fund was nominally in line with the 36.97% decline of the Lipper Small-Cap Core Funds Average.

What were market conditions like for stocks of smaller companies?

Small-cap stocks, as measured by the Index, declined less than the broader U.S. equity market, which fell 36.08% for the 12-month reporting period, as measured by the S&P 500 Index. These broad declines reflected the challenges facing equities during the reporting period. The value indexes performed better over this time period, as the economic slowdown had a more pronounced effect on the prices of more expensive, growth-oriented stocks. During the period, U.S. equity prices spiraled through wild gyrations and declined precipitously as the global credit crisis worsened at the end of the reporting period. Concerns about inflation abated, as weakening demand for energy and a strengthening dollar devastated commodity prices. A poor housing market, rising unemployment, and sluggish production and consumption strongly suggested that a recession was imminent, or had already begun, as the effects of the credit crisis worked through the economy.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the Index by actively managing the Fund via a quantitative process that evaluates about 7,000 stocks daily. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the Index. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news,” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations, and invests more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values. While striving to achieve its performance objective through this quantitative process, QMA also considers the tax implications of its trading in an attempt to minimize taxable distributions to the Fund.

Among rapidly growing companies, which stocks or related groups of stocks contributed the most and detracted the most from the Fund’s return?

Among faster-growing companies in general, QMA’s strategy performed well. An overweight in Cubist Pharmaceuticals, Inc., which advanced 40% on positive news, helped performance. Also beneficial were underweights in Crocs, Inc. (–97%) and Healthways, Inc. (–83%), as news deteriorated for these companies. Hurting

Dryden Small-Cap Core Equity Fund, Inc.	5

Strategy and Performance Overview (continued)

performance were overweights in Novatel Wireless, Inc. (–63%) and Blue Coat Systems, Inc. (–67%), as analysts began lowering estimates for these companies.

Among slower-growing companies, which stocks or related groups of stocks contributed the most and detracted the most from the Fund’s return?

Among slower-growing companies, the performance of valuation factors was mixed. Aiding performance was an overweight position in National Penn Bancshares, Inc. (+2%) and an underweight in certain financial companies. However, the fund was hurt by offsetting overweights in other financial companies, particularly REITs such as Sunstone Hotel Investors, Inc. (–74%), and by overweights in commodity-related companies such as Century Aluminum Co. (–78%) and Piedmont Natural Gas Co., Inc. (–34%).

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Small-Cap Core Equity Fund, Inc.	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$729.50	1.12%	$4.87
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

Class B	Actual	$1,000.00	$727.40	1.82%	$7.90
	Hypothetical	$1,000.00	$1,015.99	1.82%	$9.22

Class C	Actual	$1,000.00	$727.40	1.82%	$7.90
	Hypothetical	$1,000.00	$1,015.99	1.82%	$9.22

Class R	Actual	$1,000.00	$729.20	1.32%	$5.74
	Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70

Class Z	Actual	$1,000.00	$731.00	0.82%	$3.57
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund's fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS
CONSUMER DISCRETIONARY 12.7%

Diversified Consumer Services 0.6%
24,200	Pre-Paid Legal Services, Inc.(a)(b)	$955,416
17,800	Service Corp. International	122,820

		1,078,236

Hotels, Restaurants & Leisure 3.6%
1,400	Buffalo Wild Wings, Inc.(a)(b)	39,592
104,300	California Pizza Kitchen, Inc.(a)(b)	1,019,011
3,500	CBRL Group, Inc.	69,720
21,350	CEC Entertainment, Inc.(a)(b)	548,268
41,300	CKE Restaurants, Inc.	350,637
49,800	Jack in the Box, Inc.(a)	1,000,980
22,200	Landry’s Restaurants, Inc.(b)	278,610
19,000	P.F. Chang’s China Bistro, Inc.(a)(b)	388,740
37,300	Panera Bread Co. (Class A)(a)(b)	1,682,976
8,400	Papa John’s International, Inc.(a)	189,504
7,400	Peet’s Coffee & Tea, Inc.(a)	166,204
25,300	Ruby Tuesday, Inc.(a)(b)	60,973
15,900	WMS Industries, Inc.(a)	397,500

		6,192,715

Household Durables 0.2%
3,600	American Greetings Corp. (Class A)	42,048
1,700	National Presto Industries, Inc.	112,625
4,800	Skyline Corp.	103,776

		258,449

Internet & Catalog Retail 0.5%
27,000	NutriSystem, Inc.	382,050
6,800	PetMed Express, Inc.(a)	120,088
42,400	Stamps.com, Inc.(a)(b)	413,824

		915,962

Leisure Equipment & Products 1.5%
68,600	Jakks Pacific, Inc.(a)(b)	1,534,582
11,100	Nautilus, Inc.(a)(b)	27,084
18,000	Polaris Industries, Inc.	606,060
12,900	RC2 Corp.(a)	163,830
2,400	Steinway Musical Instruments(a)	53,424
17,900	Sturm, Ruger & Co., Inc.(a)	127,985

		2,512,965

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

CONSUMER DISCRETIONARY (Continued)

Media 0.4%
17,700	Arbitron, Inc.	$576,666
14,600	E.W. Scripps Co. (The) (Class A)(b)	67,890

		644,556

Multi-line Retail
5,600	Fred’s, Inc. (Class A)	68,600

Specialty Retail 4.3%
26,400	Brown Shoe Co., Inc.(b)	278,256
38,400	Buckle, Inc. (The)	1,011,456
16,300	Cato Corp. (The) (Class A)	252,976
104,700	Charlotte Russe Holdings, Inc.(a)	884,715
18,100	Children’s Place Retail Stores, Inc. (The)(a)	605,083
17,000	Christopher & Banks Corp.	88,740
91,100	Dress Barn, Inc.(a)(b)	870,916
52,300	Genesco, Inc.(a)(b)	1,297,563
49,400	Gymboree Corp.(a)(b)	1,277,484
8,900	Hibbett Sports, Inc.(a)(b)	158,509
2,400	OfficeMax, Inc.	19,320
21,300	PEP Boys-Manny Moe & Jack(b)	102,666
3,700	Rent-A-Center, Inc.(a)(b)	54,020
4,100	Sonic Automotive, Inc. (Class A)	21,033
12,000	Stein Mart, Inc.	25,800
6,800	Tractor Supply Co.(a)(b)	282,608
13,600	Tween Brands, Inc.(a)	115,872

		7,347,017

Textiles, Apparel & Luxury Goods 1.6%
67,700	Fossil, Inc.(a)	1,228,755
14,600	Oxford Industries, Inc.	196,662
38,500	Perry Ellis International, Inc.(a)(b)	376,915
28,100	Quiksilver, Inc.(a)	72,779
20,200	Skechers U.S.A., Inc. (Class A)(a)	274,316
13,800	Unifirst Corp.	450,294
4,100	Wolverine World Wide, Inc.	96,350

		2,696,071
CONSUMER STAPLES 3.5%

Beverages 0.1%
6,300	PepsiAmericas, Inc.	119,259

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

CONSUMER STAPLES (Continued)

Food & Staples Retailing 1.9%
27,700	Andersons, Inc. (The)(b)	$737,651
28,600	Casey’s General Stores, Inc.	863,720
1,900	Great Atlantic & Pacific Tea Co., Inc. (The)(a)	15,713
33,500	Nash Finch Co.(b)	1,320,905
8,900	Spartan Stores, Inc.(b)	240,211

		3,178,200

Food Products 1.3%
118,700	Darling International, Inc.(a)	894,998
2,700	Diamond Foods, Inc.	78,921
20,200	Flowers Foods, Inc.	598,930
3,700	Fresh Del Monte Produce, Inc. (Cayman Islands)(a)	78,107
17,500	Sanderson Farms, Inc.(b)	546,350

		2,197,306

Household Products 0.2%
11,700	WD-40 Co.	340,470

Personal Products
900	Chattem, Inc.(a)(b)	68,103
ENERGY 6.4%

Energy Equipment & Services 3.5%
15,300	Basic Energy Services, Inc.(a)	209,304
29,000	Complete Production Services, Inc.(a)	359,310
30,600	Gulf Island Fabrication, Inc.	603,126
9,400	Matrix Service Co.(a)(b)	115,150
47,500	Pioneer Drilling Co.(a)(b)	367,650
26,500	SEACOR Holdings, Inc.(a)(b)	1,780,005
10,700	Superior Energy Services, Inc.(a)	228,124
60,100	TETRA Technologies, Inc.(a)	418,296
52,100	Unit Corp.(a)	1,955,834

		6,036,799

Oil, Gas & Consumable Fuels 2.9%
600	Clayton Williams Energy, Inc.(a)	29,058
2,100	Overseas Shipholding Group, Inc.	78,918
6,000	Petroquest Energy, Inc.(a)(b)	59,700
71,025	Southern Union Co.	1,223,051
26,000	St. Mary Land & Exploration Co.	647,140

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

ENERGY (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
42,200	Stone Energy Corp.(a)	$1,280,348
45,200	Swift Energy Co.(a)(b)	1,450,016
10,600	World Fuel Services Corp.	227,158

		4,995,389
FINANCIAL 18.6%

Capital Markets 0.8%
7,800	Hercules Technology Growth Capital, Inc.	67,704
18,100	Investment Technology Group, Inc.(a)	369,421
45,300	OptionsXpress Holdings, Inc.(b)	804,528
3,300	Prospect Capital Corp.	41,514
5,500	SWS Group, Inc.(b)	102,080
4,700	TradeStation Group, Inc.(a)	36,801

		1,422,048

Commercial Banks 7.5%
23,300	Boston Private Financial Holdings, Inc.	205,972
93,300	Central Pacific Financial Corp.(b)	1,455,480
14,400	Community Bank System, Inc.(b)	359,280
38,600	First Bancorp (Puerto Rico)(b)	394,492
900	First Financial Bancorp	12,105
77,450	First Midwest Bancorp, Inc.(b)	1,720,165
22,600	Frontier Financial Corp.	150,516
12,400	Glacier Bancorp, Inc.(b)	250,108
9,200	Independent Bank Corp.	33,764
105,500	National Penn Bancshares, Inc.	1,787,169
5,100	Old National Bancorp(b)	96,594
28,900	Oriental Financial Group, Inc. (Puerto Rico)	469,336
25,800	Pacific Capital Bancorp(b)	506,712
32,100	Provident Bankshares Corp.(b)	342,507
18,800	Signature Bank(a)	612,504
36,500	South Financial Group, Inc. (The)(b)	212,065
4,000	Sterling Bancorp	62,720
56,200	Sterling Bancshares, Inc.	447,352
86,300	Sterling Financial Corp.(b)	732,687
84,600	Susquehanna Bancshares, Inc.	1,310,454
53,000	UCBH Holdings, Inc.	279,840
5,200	UMB Financial Corp.(b)	235,716
2,000	United Bankshares, Inc.(b)	63,800
6,600	Webster Financial Corp.	122,364

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

FINANCIAL (Continued)

Commercial Banks (cont’d.)
31,900	Whitney Holding Corp.(b)	$606,100
22,800	Wilshire Bancorp, Inc.	251,484
4,600	Wintrust Financial Corp.	117,760

		12,839,046

Consumer Finance 1.2%
23,100	Cash America International, Inc.	817,047
55,300	First Cash Financial Services, Inc.(a)	849,961
21,500	World Acceptance Corp.(a)(b)	397,320

		2,064,328

Diversified Financial Services 0.4%
27,050	Financial Federal Corp.	626,208

Insurance 2.7%
1,300	Allied World Assurance Co. Holdings Ltd. (Bermuda)	41,691
51,000	American Financial Group, Inc.	1,159,230
5,100	American Physicians Capital, Inc.(b)	208,641
15,100	Delphi Financial Group, Inc. (Class A)	237,825
8,300	Endurance Specialty Holdings Ltd. (Bermuda)	250,992
14,900	National Financial Partners Corp.(b)	99,234
8,800	Navigators Group, Inc.(a)(b)	444,488
13,400	Platinum Underwriters Holdings Ltd. (Bermuda)	425,316
23,600	Presidential Life Corp.	221,368
1,500	ProAssurance Corp.(a)	82,425
1,300	RLI Corp.(b)	74,607
5,900	Safety Insurance Group, Inc.	224,141
21,300	Selective Insurance Group, Inc.	505,875
8,000	Stewart Information Services Corp.	132,800
7,300	Tower Group, Inc.	153,519
13,000	Zenith National Insurance Corp.	427,180

		4,689,332

Real Estate Investment Trusts 5.6%
7,300	BioMed Realty Trust, Inc.	102,565
19,000	Brandywine Realty Trust	164,160
44,700	CBL & Associates Properties, Inc.	412,581
111,000	Colonial Properties Trust(b)	1,169,940
44,200	DiamondRock Hospitality Co.	228,956
22,700	Entertainment Properties Trust(b)	850,115

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

FINANCIAL (Continued)

Real Estate Investment Trusts (cont’d.)
53,100	Extra Space Storage, Inc.	$611,181
104,800	Inland Real Estate Corp.(b)	1,201,008
30,600	Kite Realty Group Trust(b)	186,048
66,400	LaSalle Hotel Properties	934,912
86,500	Lexington Realty Trust(b)	694,595
11,700	Mid-America Apartment Communities, Inc.	412,308
2,200	National Retail Properties, Inc.	39,226
40,900	Parkway Properties, Inc.(b)	705,525
107,500	Pennsylvania Real Estate Investment Trust(b)	1,359,874
1,000	PS Business Parks, Inc.	45,270
5,800	SL Green Realty Corp.	243,832
5,100	Sovran Self Storage, Inc.	165,495
15,900	Sunstone Hotel Investors, Inc.	104,145

		9,631,736

Real Estate Management & Development
6,200	Forestar Real Estate Group, Inc.(a)(b)	54,250

Thrifts & Mortgage Finance 0.4%
4,500	Bank Mutual Corp.	51,885
11,700	Dime Community Bancshares	195,390
24,300	Flagstar Bancorp, Inc.	46,170
29,800	Trustco Bank Corp.(b)	362,666

		656,111
HEALTHCARE 14.2%

Biotechnology 1.9%
76,100	Cubist Pharmaceuticals, Inc.(a)(b)	1,932,179
44,700	Martek Biosciences Corp.(b)	1,333,401

		3,265,580

Healthcare Equipment & Supplies 5.2%
110,600	American Medical Systems Holdings, Inc.(a)(b)	1,196,692
5,500	Analogic Corp.	242,880
8,600	CONMED Corp.(a)	225,320
47,000	Cooper Cos., Inc. (The)	774,560
48,700	CryoLife, Inc.(a)(b)	652,580
7,400	Cyberonics, Inc.(a)	94,276
600	ICU Medical, Inc.(a)	19,218
13,300	IDEXX Laboratories, Inc.(a)	468,027

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

HEALTHCARE (Continued)

Healthcare Equipment & Supplies (cont’d.)
61,700	Immucor, Inc.(a)(b)	$1,638,135
44,900	Invacare Corp.	816,731
14,900	Kensey Nash Corp.(a)	378,311
72,500	Merit Medical Systems, Inc.(a)(b)	1,326,750
28,300	West Pharmaceutical Services, Inc.	1,129,736

		8,963,216

Healthcare Providers & Services 4.7%
26,100	AMERIGROUP Corp.(a)	652,500
74,900	AMN Healthcare Services, Inc.(a)	673,351
15,300	AmSurg Corp.(a)	381,582
3,000	Catalyst Health Solutions, Inc.(a)	50,610
51,800	Centene Corp.(a)	975,912
20,100	Chemed Corp.(b)	880,179
17,100	Cross Country Healthcare, Inc.(a)	193,572
16,000	Healthspring, Inc.(a)	264,320
18,500	LHC Group, Inc.(a)	652,680
8,900	Molina Healthcare, Inc.(a)(b)	198,203
26,900	Owens & Minor, Inc.	1,163,963
29,100	Pediatrix Medical Group, Inc.(a)	1,124,715
11,000	PharMerica Corp.(a)	225,830
2,900	RehabCare Group, Inc.(a)	49,677
34,200	Res-Care, Inc.(a)	527,022

		8,014,116

Healthcare Technology 0.5%
81,900	Omnicell, Inc.(a)	899,262

Life Sciences, Tools & Services 0.8%
26,600	Dionex Corp.(a)(b)	1,431,878

Pharmaceuticals 1.1%
14,000	Alpharma, Inc. (Class A)(a)	438,340
49,700	King Pharmaceuticals, Inc.(a)	436,863
56,300	Viropharma, Inc.(a)(b)	706,002
24,600	Warner Chilcott Ltd. (Class A) (Bermuda)(a)	341,202

		1,922,407
INDUSTRIALS 18.5%

Aerospace & Defense 2.6%
44,700	Ceradyne, Inc.(a)	1,050,450
1,500	Cubic Corp.	33,375

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Aerospace & Defense (cont’d.)
1,400	Curtiss-Wright Corp.	$51,660
14,000	GenCorp, Inc.(a)	68,600
16,300	Orbital Sciences Corp.(a)	333,987
38,500	Teledyne Technologies, Inc.(a)(b)	1,754,445
26,900	Triumph Group, Inc.	1,179,834

		4,472,351

Air Freight & Logistics 0.9%
50,900	HUB Group, Inc. (Class A)(a)(b)	1,600,805

Airlines 0.1%
8,800	SkyWest, Inc.	135,608

Building Products 1.2%
6,200	Apogee Enterprises, Inc.	61,132
65,200	Gibraltar Industries, Inc.	863,900
59,200	NCI Building Systems, Inc.(a)(b)	1,101,712

		2,026,744

Commercial Services & Supplies 1.8%
16,400	ABM Industries, Inc.	267,812
17,800	Bowne & Co., Inc.	138,662
16,300	Consolidated Graphics, Inc.(a)	212,063
39,400	Deluxe Corp.	479,104
5,700	G & K Services, Inc. (Class A)	128,763
28,900	GeoEye, Inc.(a)(b)	625,396
4,100	Stericycle, Inc.(a)	239,563
20,000	United Stationers, Inc.(a)	747,800
7,200	Viad Corp.	157,320
3,900	Waste Connections, Inc.(a)	132,015

		3,128,498

Construction & Engineering 1.1%
82,100	EMCOR Group, Inc.(a)	1,458,917
27,900	Insituform Technologies, Inc. (Class A)(a)(b)	374,697
800	Perini Corp.(a)	15,216

		1,848,830

Electrical Equipment 3.3%
49,200	Acuity Brands, Inc.(b)	1,720,032
31,100	Baldor Electric Co.(b)	546,116

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Electrical Equipment (cont’d.)
41,500	Belden, Inc.	$864,860
22,300	Brady Corp. (Class A)	691,300
38,900	II-VI, Inc.(a)	1,092,701
5,500	Regal-Beloit Corp.	179,080
15,200	Woodward Governor Co.	487,920

		5,582,009

Industrial Conglomerates 0.2%
26,100	Tredegar Corp.(b)	384,192

Machinery 3.8%
15,800	Bucyrus International, Inc.	381,254
4,800	Columbus McKinnon Corp.(a)	67,392
34,400	EnPro Industries, Inc.(a)(b)	764,024
65,800	Gardner Denver, Inc.(a)	1,685,796
11,900	John Bean Technologies Corp.	99,722
4,700	Kaydon Corp.	157,027
44,400	Mueller Industries, Inc.	1,015,428
14,500	Robbins & Myers, Inc.	295,800
22,500	Titan International, Inc.	260,100
14,200	Toro Co.(b)	477,688
23,000	Valmont Industries, Inc.(b)	1,259,940
20,900	Wabash National Corp.(b)	126,236

		6,590,407

Professional Services 1.9%
34,600	Administaff, Inc.(b)	691,654
36,500	CDI Corp.(b)	474,500
17,900	Heidrick & Struggles International, Inc.	431,927
25,700	On Assignment, Inc.(a)(b)	167,050
22,100	Spherion Corp.(a)	70,278
59,100	Trueblue, Inc.(a)	492,303
19,900	Watson Wyatt Worldwide, Inc. (Class A)(b)	845,153

		3,172,865

Road & Rail 0.8%
16,700	Landstar System, Inc.	644,453
26,300	Old Dominion Freight Line, Inc.(a)	797,942

		1,442,395

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Trading Companies & Distributors 0.8%
26,600	Applied Industrial Technologies, Inc.	$537,054
19,700	Kaman Corp.	502,941
10,900	United Rental, Inc.(a)	111,725
7,700	WESCO International, Inc.(a)	153,076

		1,304,796
INFORMATION TECHNOLOGY 14.6%

Communications Equipment 1.0%
28,600	Avocent Corp.(a)	429,572
8,500	Black Box Corp.	258,485
1,500	F5 Networks, Inc.(a)	37,230
53,000	Harmonic, Inc.(a)	376,830
12,000	Netgear, Inc.(a)	132,600
36,000	PC-Tel, Inc.	211,320
12,200	Viasat, Inc.(a)	222,284

		1,668,321

Computers & Peripherals 1.1%
9,600	Adaptec, Inc.(a)	30,816
1,100	Hutchinson Technology, Inc.(a)	7,524
12,100	QLogic Corp.(a)(b)	145,442
52,700	Synaptics, Inc.(a)(b)	1,627,903

		1,811,685

Electronic Equipment & Instruments 3.8%
12,900	Anixter International, Inc.(a)(b)	433,569
67,000	Cognex Corp.	1,073,340
52,500	CTS Corp.(b)	366,975
88,000	Daktronics, Inc.(b)	876,480
18,000	Insight Enterprises, Inc.(a)	175,140
21,800	Itron, Inc.(a)(b)	1,056,864
3,800	Littelfuse, Inc.(a)	70,908
8,200	LoJack Corp.(a)	35,834
57,000	Methode Electronics, Inc.	432,630
25,500	Plexus Corp.(a)(b)	475,830
11,900	Radisys Corp.(a)(b)	75,803
19,900	Rogers Corp.(a)(b)	598,990
37,100	Synnex Corp.(a)(b)	572,453
12,500	Trimble Navigation Ltd.(a)	257,125

		6,501,941

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Internet Software & Services 1.5%
36,500	EarthLink, Inc.(a)(b)	$251,850
32,500	j2 Global Communications, Inc.(a)	523,900
158,600	United Online, Inc.	1,173,640
28,400	Websense, Inc.(a)(b)	554,368

		2,503,758

IT Services 1.1%
11,500	CACI International, Inc. (Class A)(a)(b)	473,570
26,500	Ciber, Inc.(a)	143,100
8,200	CSG Systems International, Inc.(a)	136,366
14,600	Cybersource Corp.(a)	177,390
29,300	MAXIMUS, Inc.(b)	935,842

		1,866,268

Semiconductors & Semiconductor Equipment 3.0%
49,000	Cabot Microelectronics Corp.(a)(b)	1,407,770
71,800	Cypress Semiconductor Corp.(a)	359,718
7,600	Integrated Device Technology, Inc.(a)	48,336
141,000	Micrel, Inc.	1,036,350
41,700	Pericom Semiconductor Corp.(a)	325,260
12,800	Silicon Laboratories, Inc.(a)(b)	332,288
169,800	Skyworks Solutions, Inc.(a)	1,210,674
10,300	Supertex, Inc.(a)(b)	248,436
22,300	Volterra Semiconductor Corp.(a)(b)	210,512

		5,179,344

Software 3.1%
16,500	ANSYS, Inc.(a)	472,395
15,300	Blackbaud, Inc.(b)	232,560
5,700	Epicor Software Corp.(a)	40,185
35,800	Informatica Corp.(a)	502,990
34,700	JDA Software Group, Inc.(a)	495,516
40,600	Manhattan Associates, Inc.(a)(b)	682,486
71,900	Micros Systems, Inc.(a)(b)	1,224,457
28,400	Secure Computing Corp.(a)(b)	160,744
43,700	SPSS, Inc.(a)(b)	1,020,832
46,200	Take-Two Interactive Software, Inc.	547,932

		5,380,097

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2008 continued

Shares	Description	Value (Note 1)

MATERIALS 4.6%

Chemicals 1.3%
9,100	Intrepid Potash, Inc.(a)(b)	$197,834
8,200	NewMarket Corp.	309,058
67,000	OM Group, Inc.(a)	1,429,780
27,600	PolyOne Corp.(a)	131,100
6,900	Terra Industries, Inc.	151,731

		2,219,503

Construction Materials 0.7%
107,600	Headwaters, Inc.(a)	1,140,560

Containers & Packaging 1.0%
53,500	Rock-Tenn Co. (Class A)(b)	1,626,935

Metals & Mining 1.5%
89,600	Century Aluminum Co.(a)(b)	1,126,272
12,000	Olympic Steel, Inc.	274,320
4,200	Reliance Steel & Aluminum Co.	105,168
66,800	RTI International Metals, Inc.(a)(b)	1,054,772

		2,560,532

Paper & Forest Products 0.1%
24,100	Buckeye Technologies, Inc.(a)(b)	141,949
TELECOMMUNICATION SERVICES 0.1%

Diversified Telecommunication Services 0.1%
12,800	Windstream Corp.	96,128
UTILITIES 4.7%

Electric Utilities 1.6%
15,000	DPL, Inc.(b)	342,150
63,200	El Paso Electric Co.(a)(b)	1,170,464
101,200	Sierra Pacific Resources	838,948
16,800	Unisource Energy Corp.	463,344

		2,814,906

Gas Utilities 2.3%
80,500	Atmos Energy Corp.	1,953,735
9,800	New Jersey Resources Corp.	364,952
5,400	ONEOK, Inc.	172,260
1,400	South Jersey Industries, Inc.	47,698

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

UTILITIES (Continued)

Gas Utilities (cont’d.)
34,000	Southwest Gas Corp.	$888,080
18,600	UGI Corp.	443,982

		3,870,707

Multi-Utilities 0.3%
29,800	Avista Corp.	591,828

Water Utilities 0.5%
27,400	American States Water Co.	937,354

	Total long-term investments (cost $199,492,708)	167,730,931

SHORT-TERM INVESTMENTS 31.5%

Principal Amount (000)

U.S. Government Security 0.3%
$ 440	United States Treasury Bill 0.34%, 12/18/08(c)(d) (cost $439,809)	439,762

Shares

Affiliated Money Market Mutual Fund 31.2%
53,451,037	Dryden Core Investment Fund - Taxable Money Market Series (cost $53,451,037; includes $50,550,338 of cash collateral received for securities on loan) (Note 3)(e)(f)	53,451,037

	Total short-term investments (cost $53,890,846)	53,890,799

	Total Investments 129.4% (cost $253,383,554; Note 5)	221,621,730
	Liabilities in excess of other assets(g) (29.4%)	(50,363,811)

	Net Assets 100.0%	$171,257,919

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $50,342,913; cash collateral of $50,550,338 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on October 31, 2008. Collateral was subsequently received on November 3, 2008 and the Fund remained in compliance.
(c)	All or portion of security segregated as collateral for financial futures contracts.

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2008 continued

(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	Includes net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at October 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2008	Unrealized Appreciation
	Long Position:
12	Russell 2000 Index Futures	Dec. 2008	$3,158,378	$3,219,000	$60,622

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2008 was as follows:

Affiliated Money Market Mutual Fund (including 29.5% of collateral received for securities on loan)	31.2%
Financial	18.6
Industrials	18.5
Information Technology	14.6
Healthcare	14.2
Consumer Discretionary	12.7
Energy	6.4
Utilities	4.7
Materials	4.6
Consumer Staples	3.5
U.S. Government Security	0.3
Telecommunication Services	0.1

129.4
Liabilities in excess of other assets	(29.4)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments at value, including securities on loan of $50,342,913:
Unaffiliated Investments (cost $199,932,517)	$168,170,693
Affiliated Investments (cost $53,451,037)	53,451,037
Cash	557,396
Receivable for Fund shares sold	420,122
Dividends and interest receivable	157,749
Due from broker—variation margin	120,000
Prepaid expenses	3,839

Total assets	222,880,836

Liabilities
Payable to broker for collateral for securities on loan	50,550,338
Payable to broker	402,374
Payable for Fund shares reacquired	386,746
Accrued expenses	120,296
Management fee payable	88,436
Distribution fee payable	36,902
Affiliated transfer agent fee payable	36,242
Deferred directors’ fees	1,583

Total liabilities	51,622,917

Net Assets	$171,257,919

Net assets were comprised of:
Common stock, at par	$12,811
Paid-in capital in excess of par	222,916,957

222,929,768
Undistributed net investment income	936,258
Accumulated net realized loss on investment transactions	(20,906,905)
Net unrealized depreciation on investments	(31,701,202)

Net assets, October 31, 2008	$171,257,919

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value, offering price and redemption price per share ($56,498,799 ÷ 4,231,147 shares of common stock issued and outstanding)	$13.35
Maximum sales charge (5.50% of offering price)	.78

Maximum offering price to public	$14.13

Class B
Net asset value, offering price and redemption price per share ($6,238,261 ÷ 507,300 shares of common stock issued and outstanding)	$12.30

Class C
Net asset value, offering price and redemption price per share ($19,239,270 ÷ 1,564,470 shares of common stock issued and outstanding)	$12.30

Class R
Net asset value, offering price and redemption price per share ($184,960 ÷ 13,910 shares of common stock issued and outstanding)	$13.30

Class Z
Net asset value, offering price and redemption price per share ($89,096,629 ÷ 6,494,367 shares of common stock issued and outstanding)	$13.72

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $2,918)	$2,685,702
Affiliated income from securities loaned, net	591,748
Affiliated dividend income	106,459
Unaffiliated interest income	5,406

Total income	3,389,315

Expenses
Management fee	1,348,914
Distribution fee—Class A	228,681
Distribution fee—Class B	102,539
Distribution fee—Class C	261,660
Distribution fee—Class R	804
Transfer agent’s fees and expenses (including affiliated expenses of $138,300) (Note 3)	252,000
Registration fees	70,000
Custodian’s fees and expenses	66,000
Reports to shareholders	50,000
Audit fee	21,000
Legal fees and expenses	18,000
Directors’ fees	14,000
Loan interest expense (Note 2)	7,997
Insurance	3,000
Miscellaneous	6,937

Total expenses	2,451,532

Net investment income	937,783

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(19,651,809)
Futures transactions	(877,504)

(20,529,313)

Net change in unrealized appreciation (depreciation) on:
Investments	(76,416,548)
Futures	5,772

(76,410,776)

Net loss on investments	(96,940,089)

Net Decrease In Net Assets Resulting From Operations	$(96,002,306)

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$937,783	$(549,421)
Net realized gain (loss) on investment transactions	(20,529,313)	5,567,487
Net change in unrealized appreciation (depreciation) on investments	(76,410,776)	7,653,286

Net increase (decrease) in net assets resulting from operations	(96,002,306)	12,671,352

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	138,079,489	99,097,282
Cost of shares reacquired	(95,733,257)	(37,165,599)

Net increase in net assets from Fund share transactions	42,346,232	61,931,683

Total increase (decrease)	(53,656,074)	74,603,035

Net Assets
Beginning of year	224,913,993	150,310,958

End of year(a)	$171,257,919	$224,913,993

(a) Includes undistributed net investment income of:	$936,258	$—

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	27

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable

28	Visit our website at www.jennisondryden.com

securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities

Dryden Small-Cap Core Equity Fund, Inc.	29

Notes to Financial Statements

continued

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

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companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008 and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it received approximately $95,800 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2008.

Dryden Small-Cap Core Equity Fund, Inc.	31

Notes to Financial Statements

continued

From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2008, it received approximately $22,300 and $12,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund utilized the SCA during the year ended October 31, 2008. The average daily balance for the 10 days the Fund had loans outstanding during the year was approximately $6,419,900 at a weighted average interest rate of 4.53%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008, the Fund incurred approximately

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$161,400 in total networking fees, of which $68,900 was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended October 31, 2008, PIM has been compensated approximately $253,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 were $326,995,428 and $285,435,148, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the fiscal year ended October 31, 2008, the adjustments were to decrease accumulated net realized loss on investment transactions and to decrease paid-in capital in excess of par by $230,329 due to expiration of capital loss carryforward. Net investment income, net realized loss and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$254,437,877	$7,937,956	$(40,754,103)	$(32,816,147)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other book to tax differences.

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

continued

There were no distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007, respectively.

As of October 31, 2008, accumulated undistributed earnings on a tax basis of $937,841 was from ordinary income.

As of October 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $19,792,000 which expires in 2016. Approximately $230,000 of the Fund’s capital loss carryforward expired in the fiscal year ended October 31, 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 2 billion shares of common stock, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500 million for Class A, B and C, 300 million for Class R and 200 million for Class Z authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	848,723	$15,392,361
Shares reacquired	(2,057,678)	(37,531,401)

Net increase (decrease) in shares outstanding before conversion	(1,208,955)	(22,139,040)
Shares issued upon conversion from Class B	128,545	2,370,229

Net increase (decrease) in shares outstanding	(1,080,410)	$(19,768,811)

Year ended October 31, 2007:
Shares sold	1,171,985	$24,545,096
Shares reacquired	(1,246,073)	(26,115,779)

Net increase (decrease) in shares outstanding before conversion	(74,088)	(1,570,683)
Shares issued upon conversion from Class B	101,870	2,098,471

Net increase (decrease) in shares outstanding	27,782	$527,788

Class B
Year ended October 31, 2008:
Shares sold	49,602	$831,467
Shares reacquired	(128,878)	(2,089,629)

Net increase (decrease) in shares outstanding before conversion	(79,276)	(1,258,162)
Shares reacquired upon conversion into Class A	(139,037)	(2,370,229)

Net increase (decrease) in shares outstanding	(218,313)	$(3,628,391)

Year ended October 31, 2007:
Shares sold	90,734	$1,770,183
Shares reacquired	(146,678)	(2,810,634)

Net increase (decrease) in shares outstanding before conversion	(55,944)	(1,040,451)
Shares reacquired upon conversion into Class A	(109,336)	(2,098,471)

Net increase (decrease) in shares outstanding	(165,280)	$(3,138,922)

Class C
Year ended October 31, 2008:
Shares sold	463,214	$7,824,204
Shares reacquired	(429,762)	(7,004,520)

Net increase (decrease) in shares outstanding	33,452	$819,684

Year ended October 31, 2007:
Shares sold	689,211	$13,458,362
Shares reacquired	(186,701)	(3,592,345)

Net increase (decrease) in shares outstanding	502,510	$9,866,017

Dryden Small-Cap Core Equity Fund, Inc.	35

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended October 31, 2008:
Shares sold	14,087	$253,720
Shares reacquired	(302)	(5,503)

Net increase (decrease) in shares outstanding	13,785	$248,217

Period ended October 31, 2007*:
Shares sold	125	$2,500
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	125	$2,500

Class Z
Year ended October 31, 2008:
Shares sold	6,067,365	$113,777,737
Shares reacquired	(2,746,470)	(49,102,204)

Net increase (decrease) in shares outstanding	3,320,895	$64,675,533

Year ended October 31, 2007:
Shares sold	2,734,557	$59,321,141
Shares reacquired	(217,476)	(4,646,841)

Net increase (decrease) in shares outstanding	2,517,081	$54,674,300

*	Commenced operations on January 12, 2007.

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent

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features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

Dryden Small-Cap Core Equity Fund, Inc.	37

Financial Highlights

Class A
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$21.11

Income (loss) from investment operations:
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investment transactions	(7.83)

Total from investment operations	(7.76)

Net asset value, end of year	$13.35

Total Return(b):	(36.76)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$56,499
Average net assets (000)	$81,222
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.11%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income (loss)	.39%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	129%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the period November 1, 2007 to February 28, 2008.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2007(a)	2006(a)	2005(a)	2004(a)

$19.40	$16.82	$14.55	$12.46

(.04)	(.03)	(.05)	(.03)
1.75	2.61	2.32	2.12

1.71	2.58	2.27	2.09

$21.11	$19.40	$16.82	$14.55

8.81%	15.34%	15.60%	16.77%

$112,103	$102,497	$88,163	$28,992
$109,888	$100,311	$64,984	$25,050

1.15%	1.17%	1.40%	1.31%
.90%	.92%	1.15%	1.06%
(.18)%	(.15)%	(.32)%	(.22)%

139%	93%	90%	59%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	39

Financial Highlights

continued

Class B
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.58

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	(7.23)

Total from investment operations	(7.28)

Net asset value, end of year	$12.30

Total Return(b):	(37.18)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,238
Average net assets (000)	$10,254
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment loss	(.32)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2007(a)	2006(a)	2005(a)	2004(a)

$18.13	$15.84	$13.80	$11.91

(.18)	(.16)	(.16)	(.13)
1.63	2.45	2.20	2.02

1.45	2.29	2.04	1.89

$19.58	$18.13	$15.84	$13.80

8.00%	14.46%	14.78%	15.87%

$14,209	$16,156	$18,937	$54,813
$15,317	$17,752	$29,025	$55,145

1.90%	1.92%	2.15%	2.06%
.90%	.92%	1.15%	1.06%
(.93)%	(.92)%	(1.10)%	(1.00)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	41

Financial Highlights

continued

Class C
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$19.58

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	(7.23)

Total from investment operations	(7.28)

Net asset value, end of year	$12.30

Total Return(b):	(37.18)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,239
Average net assets (000)	$26,165
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment loss	(.32)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2007(a)	2006(a)	2005(a)	2004(a)

$18.13	$15.84	$13.80	$11.91

(.18)	(.16)	(.17)	(.13)
1.63	2.45	2.21	2.02

1.45	2.29	2.04	1.89

$19.58	$18.13	$15.84	$13.80

8.00%	14.46%	14.78%	15.87%

$29,975	$18,647	$12,056	$8,975
$23,977	$16,024	$10,575	$8,656

1.90%	1.92%	2.15%	2.06%
.90%	.92%	1.15%	1.06%
(.93)%	(.89)%	(1.11)%	(.99)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	43

Financial Highlights

continued

	Class R
	Year Ended October 31, 2008(b)	January 12, 2007(a) through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.06	$19.96

Income (loss) from investment operations:
Net investment income (loss)	.04	(.08)
Net realized and unrealized gain (loss) on investment transactions	(7.80)	1.18

Total from investment operations	(7.76)	1.10

Net asset value, end of period	$13.30	$21.06

Total Return(c):	(36.85)%	5.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$185	$3
Average net assets (000)	$161	$2
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.33%	1.40	%(f)
Expenses, excluding distribution and service (12b-1) fees	.83%	.90	%(f)
Net investment income (loss)	.20%	(.49	)%(f)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended October 31, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$21.62

Income (loss) from investment operations:
Net investment income (loss)	.13
Net realized and unrealized gain (loss) on investment transactions	(8.03)

Total from investment operations	(7.90)

Net asset value, end of year	$13.72

Total Return(b):	(36.54)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$89,097
Average net assets (000)	$107,017
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income (loss)	.69%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2007(a)	2006(a)	2005(a)	2004(a)

$19.82	$17.14	$14.79	$12.64

.01	.02	(.02)	.01
1.79	2.66	2.37	2.14

1.80	2.68	2.35	2.15

$21.62	$19.82	$17.14	$14.79

9.08%	15.64%	15.89%	17.01%

$68,624	$13,011	$7,212	$4,798
$33,067	$9,637	$6,394	$3,332

.90%	.92%	1.15%	1.06%
.90%	.92%	1.15%	1.06%
.05%	.13%	(.09)%	.08%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Small-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Small-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Dryden Small-Cap Core Equity Fund, Inc.

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

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Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1997, Richard A. Redeker, 1997; Robin B. Smith, 1997; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1997 and Vice President since 1999.

Dryden Small-Cap Core Equity Fund, Inc.

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

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Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]

The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Small-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the second quartile over the five-year period, and in the third quartile over the one-, three- and 10-year periods. The Board considered that the Fund outperformed or performed competitively vis-à-vis its benchmark index for the three- and five-year periods, though the Fund underperformed its benchmark index for the one- and

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ten-year periods. The Board noted PI’s assertion that the Fund’s underperformance was largely attributable to redemptions by large hedge funds during the latter half of 2007, which required the Fund to cover short positions and liquidate long positions. The Board concluded that it was reasonable to renew the agreements and to continue to evaluate the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

(which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–40.24%	0.25%	4.54%	—
Class B	–40.32	0.45	4.35	—
Class C	–37.81	0.65	4.35	—
Class R	–36.85	N/A	N/A	–20.15% (1/12/07)
Class Z	–36.54	1.65	5.41	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–36.76%	1.39%	5.13%	—
Class B	–37.18	0.65	4.35	—
Class C	–37.18	0.65	4.35	—
Class R	–36.85	N/A	N/A	–20.15% (1/12/07)
Class Z	–36.54	1.65	5.41	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.58%; Class Z, 0.83%. Net operating expenses apply to: Class A, 1.11%; Class B, 1.83%; Class C, 1.83%; Class R, 1.33%; Class Z, 0.83%, after contractual reduction for Class A through 2/28/2008 and Class R through 2/28/2009.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008) as measured on a quarterly basis. The S&P SmallCap 600 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to an annual 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PQVAX	PQVBX	PQVCX	N/A	PSQZX
CUSIP	26249A103	26249A202	26249A301	26248V108	26249A400

MF176E    IFS-A159560    Ed. 12/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2008 and October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 19, 2008

*	Print the name and title of each signing officer under his or her signature.